Exhibit 99.1

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview

Third Quarter 2013

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Disposition During the Quarter	2

Dispositions Following the Quarter	2

Portfolio Overview	3

Revolving Line of Credit	6

Performance Analysis	6

Transactions with Related Parties	8

Financial Statements	11

Forward Looking Statements	15

Additional Information	15

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

As of February 21, 2014

Introduction to Portfolio Overview

We are pleased to present ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.’s (the “Fund”) Portfolio Overview for the quarter ended September 30, 2013.  References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 14, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $257,646,987 commencing with our initial offering on May 18, 2009 through the closing of our offering on May 18, 2011.  During our operating period, we will invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended September 30, 2013:

Go Frac, LLC
Investment Date:	7/22/2013	Collateral:	Oil well fracking, cleaning and servicing equipment acquired for $165,000.
Structure:	Lease
Expiration Date:	4/30/2017
Purchase Price:	$165,000
The Fund's Investment:	$63,000

Cenveo Corporation
Investment Date:	9/16/2013	Collateral:	Printing, folding and packaging equipment used in the production of commercial envelopes valued at $29,123,000.
Structure:	Loan
Maturity Date:	10/1/2018
Facility Amount:	$20,000,000
The Fund's Investment:	$9,000,000

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Investments During the Quarter (continued)

Sargeant Marine, Inc.
Investment Date:	9/25/2013	Collateral:	Asphalt carrier vessel valued at $21,600,000.
Structure:	Loan
Maturity Date:	12/31/2018
Facility Amount:	$4,000,000
The Fund's Investment:	$2,200,000

Disposition During the Quarter

The Fund disposed of the following investment during the quarter ended September 30, 2013:

EMS Enterprise Holdings, LLC
Structure:	Loan	Collateral:	Metal cladding equipment consisting of furnaces, rolling mills, winders, slitters and production lines.
Disposition Date:	9/3/2013
The Fund's Investment:	$4,800,000
Total Proceeds Received:	$6,691,000

Dispositions Following the Quarter

The Fund made the following dispositions after the quarter ended September 30, 2013:

Platinum Energy Solutions, Inc.
Structure:	Loan	Collateral:	Oil well fracking, cleaning and servicing equipment.
Disposition Date:	10/4/2013
The Fund's Investment:	$8,700,000
Total Proceeds Received:	$9,577,000

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Dispositions Following the Quarter (continued)

ION Geophysical, Inc.
Structure:	Loan	Collateral:	Analog seismic system equipment.
Disposition Date:	1/31/2014
The Fund's Investment:	$9,000,000
Total Proceeds Received:	$13,100,000

Portfolio Overview

As of September 30, 2013, our portfolio consisted of the following investments:

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Maturity Date:	2/1/2018

ION Geophysical, Inc.
Structure:	Loan	Collateral:	Analog seismic system equipment.
Maturity Date:	8/1/2014

Coach Am Group Holdings Corp.
Structure:	Lease	Collateral:	Motor coach buses.
Expiration Date:	5/31/2015

Go Frac, LLC
Structure:	Lease	Collateral:	Oil well fracking, cleaning and servicing equipment.
Expiration Dates:	11/30/2016 4/30/2017

Western Drilling Inc.
Structure:	Loan	Collateral:	Oil and drilling rigs.
Maturity Date:	8/1/2016

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview(continued)

Superior Tube Company, Inc.
Structure:	Loan	Collateral:	Equipment and related inventory used in oil field services business.
Maturity Date:	10/1/2017

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Maturity Date:	1/16/2021

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel.
Expiration Date:	12/21/2020

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Maturity Date:	10/6/2014

AET, Inc. Limited
Structure:	Lease	Collateral:	Two Aframax tankers and two Very Large Crude Carriers.
Expiration Dates:	3/29/2014 3/29/2021

Exopack, LLC
Structure:	Lease	Collateral:	Film extrusion line and flexographic printing presses.
Expiration Dates:	7/31/2014 9/30/2014

Platinum Energy Solutions, Inc.
Structure:	Loan	Collateral:	Oil well fracking, cleaning and servicing equipment.
Maturity Date:	1/1/2017

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview(continued)

Geden Holdings Limited
Structure:	Lease	Collateral:	A crude oil tanker and two supramax bulk carrier vessels.
Expiration Dates:	6/21/2016 9/30/2017

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	6/3/2021

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Expiration Dates:	2/28/2014 6/30/2014

Heniff Transportation Systems, LLC
Structure:	Loan	Collateral:	Tractors, stainless steel tank trailers and related equipment.
Maturity Date:	8/31/2016

Ardmore Shipholding Limited
Structure:	Lease	Collateral:	Two chemical tanker vessels.
Expiration Date:	4/30/2018

Cenveo Corporation
Structure:	Loan	Collateral:	Printing, folding and packaging equipment used in the production of commercial enevelopes.
Maturity Date:	10/1/2018

Sargeant Marine, Inc.
Structure:	Loan	Collateral:	Asphalt carrier vessel.
Expiration Date:	12/31/2018

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Portfolio Overview(continued)

Palmali Holding Company Limited
Structure:	Loan	Collateral:	Two Aframax tanker vessels.
Maturity Dates:	7/28/2016 9/14/2016

SAExploration Holdings, Inc.
Structure:	Loan	Collateral:	Seismic imaging equipment.
Maturity Date:	11/28/2016

NTS, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Maturity Date:	7/1/2017

Revolving Line of Credit

On May 10, 2011, we entered into a loan agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $15,000,000 (the “Facility”), which is secured by all of our assets not subject to a first priority lien. Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, on the present value of the future receivables under certain loans and lease agreements in which we have a beneficial interest.

The Facility has been extended through March 31, 2015.  The interest rate for general advances under the Facility is CB&T’s prime rate.  The Fund may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at LIBOR plus 2.5% per year.  In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, the Fund is obligated to pay an annualized 0.5% fee on unused commitments under the Facility.

At September 30, 2013, the Fund had $10,500,000 outstanding under the Facility. Subsequent to September 30, 2013, the Fund repaid the $10,500,000.

Performance Analysis

Capital Invested as of September 30, 2013	$288,537,329
Leverage Ratio	1.09:1*
% of Receivables Collected in the Quarter Ended September 30, 2013	94.44%**

*    Leverage ratio is defined as total liabilities divided by total equity.
**  Collections as of January 7, 2013. The uncollected receivables relate to our investment with Western Drilling Inc.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis (continued)

One of our objectives is to provide cash distributions to our partners.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to partners and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Members

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Performance Analysis (continued)

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to Partners during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period

= CABO

Cash Available from Business Operations
for the Period January 1, 2013 to September 30, 2013

Cash Balance at January 1, 2013	$18,719,517
Cash Balance at September 30, 2013	$4,428,914
Net Change in Cash		$(14,290,603)
Add Back:
Distributions Paid to Partners from January 1, 2013 through September 30, 2013		$15,686,182
Investments made during the Period
Investments in Notes Receivable	$16,702,698
Investments in Joint Ventures	$7,977,988
		$24,680,686
Deduct:
Debt proceeds used specifically for Investments and activity related to the Facility		$10,500,000
Cash available from Business Operations (CABO)		$15,576,265	(1)

(1) Cash available from business operations includes the collection of principal and interest from our investments in notes receivable and finance leases. Distributions paid to Partners and CABO for the period January 1, 2012 to December 31, 2012 were $20,915,527 and $57,065,243, respectively.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager, and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer manager of our offering, whereby we pay certain fees and reimbursements to these parties.  ICON Securities was entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% may be paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimbursed our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses was capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests were sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Transactions with Related Parties (continued)

We pay or paid our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments, and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus. In connection with the investments made for the period January 1, 2013 through the date of this report, we paid our Investment Manager aggregate acquisition fees in the amount of approximately $1,550,000.

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio.  Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations. Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.

Our General Partner also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid distributions to our General Partner of $52,286 and $156,862 for the three and nine months ended September 30, 2013, respectively.  We paid distributions to our General Partner of $52,289 and $156,867 for the three and nine months ended September 30, 2012, respectively.  Additionally, our General Partner’s interest in our net (loss) income was $(1,180) and $110,182 for the three and nine months ended September 30, 2013, respectively. Our General Partner’s interest in our net income was $42,136 and $79,973 for the three and nine months ended September 30, 2012, respectively.

Fees and other expenses paid or accrued by us to our General Partner or its affiliates were as follows:

			Three Months Ended September 30,		Nine Months Ended September 30,
Entity	Capacity	Description	2013	2012	2013	2012
ICON Capital, LLC	Investment Manager	Acquisition fees (1)	$317,843	$979,806	$1,550,049	$2,543,402
ICON Capital, LLC	Investment Manager	Management fees (2)	508,348	594,348	1,471,393	2,053,922
ICON Capital, LLC	Investment Manager	Administrative expense reinbursements (2)	459,530	598,621	1,571,057	2,924,407
			$1,285,721	$2,172,843	$4,592,499	$7,521,731

(1) Amount capitalized and amortized to operations.
(2) Amount charged directly to operations.

At September 30, 2013, we had a net payable of $118,871 due to our General Partner and its affiliates that primarily consisted of payables due to an affiliate related to such affiliate’s noncontrolling interest in a joint venture with us. At December 31, 2012, we had a net payable of $28,617 due to our General Partner and its affiliates that primarily consisted of administrative expense reimbursements.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Balance Sheets

	September 30, 2013	December 31, 2012

	(unaudited)
Assets
Cash and cash equivalents	$4,428,914	$18,719,517
Restricted cash	9,682,652	6,838,606
Net investment in finance leases	134,882,722	140,272,169
Leased equipment at cost (less accumulated depreciation
of $40,522,026 and $28,994,563, respectively)	150,413,183	161,940,646
Net investment in notes receivable	101,704,976	90,285,675
Note receivable from joint venture	2,566,036	2,442,457
Investment in joint ventures	13,721,345	5,568,255
Other assets	6,208,147	7,010,832
Total assets	$423,607,975	$433,078,157
Liabilities and Equity
Liabilities:
Non-recourse long-term debt	$185,593,407	$200,660,283
Derivative financial instruments	7,351,040	11,395,234
Deferred revenue	3,197,266	3,396,115
Revolving line of credit, recourse	10,500,000	-
Due to General Partner and affiliates, net	118,871	28,617
Accrued expenses and other liabilities	13,718,346	11,528,886
Total liabilities	220,478,930	227,009,135

Commitments and contingencies

Equity:
Partners' equity:
Limited partners	189,782,918	194,412,829
General Partner	(406,194)	(359,514)
Total partners' equity	189,376,724	194,053,315
Noncontrolling interests	13,752,321	12,015,707
Total equity	203,129,045	206,069,022
Total liabilities and equity	$423,607,975	$433,078,157

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Operations (unaudited)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2013	2012	2013	2012
Revenue:
Finance income	$3,526,464	$6,683,054	$15,359,225	$20,121,447
Rental income	7,211,599	7,916,683	21,634,797	23,740,083
Income (loss) from investment in joint ventures	399,281	79,023	995,090	(148,709)
Other income	72,095	43,060	202,464	108,791
Total revenue	11,209,439	14,721,820	38,191,576	43,821,612

Expenses:
Management fees	508,348	594,416	1,471,393	2,053,922
Administrative expense reimbursements	459,530	598,621	1,571,057	2,924,407
General and administrative	354,311	426,994	1,680,107	1,554,206
Depreciation	3,842,488	4,374,352	11,527,463	13,123,060
Interest	2,617,264	2,834,897	7,910,435	8,610,627
Credit loss	2,484,517	-	2,503,312	2,636,066
Loss (gain) on derivative financial instruments	665,471	1,487,091	(1,326,276)	4,409,838
Total expenses	10,931,929	10,316,371	25,337,491	35,312,126
Net income	277,510	4,405,449	12,854,085	8,509,486

Less: net income attributable to noncontrolling interests	395,485	191,863	1,835,855	512,222
Net (loss) income attributable to Fund Fourteen	$(117,975)	$4,213,586	$11,018,230	$7,997,264

Net (loss) income attributable to Fund Fourteen allocable to:
Limited partners	$(116,795)	$4,171,450	$10,908,048	$7,917,291
General Partner	(1,180)	42,136	110,182	79,973
	$(117,975)	$4,213,586	$11,018,230	$7,997,264

Weighted average number of limited
partnership interests outstanding	258,816	258,827	258,821	258,830

Net (loss) income attributable to Fund Fourteen
per weighted average limited partnership
interest outstanding	$(0.45)	$16.12	$42.15	$30.59

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Changes in Equity

	Partners' Equity
	Limited Partnership Interests	Limited Partners	General Partner	Total Partners' Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2012	258,827	$194,412,829	$(359,514)	$194,053,315	$12,015,707	$206,069,022

Net income	-	5,265,805	53,190	5,318,995	514,553	5,833,548
Cash distributions	-	(5,176,532)	(52,288)	(5,228,820)	(94,709)	(5,323,529)
Balance, March 31, 2013 (unaudited)	258,827	194,502,102	(358,612)	194,143,490	12,435,551	206,579,041

Net income	-	5,759,038	58,172	5,817,210	925,817	6,743,027
Repurchase of limited partnership interests	(11)	(8,639)	-	(8,639)	-	(8,639)
Cash distributions	-	(5,176,463)	(52,288)	(5,228,751)	-	(5,228,751)
Balance, June 30, 2013 (unaudited)	258,816	195,076,038	(352,728)	194,723,310	13,361,368	208,084,678

Net (loss) income	-	(116,795)	(1,180)	(117,975)	395,485	277,510
Cash distributions	-	(5,176,325)	(52,286)	(5,228,611)	(4,532)	(5,233,143)
Balance, September 30, 2013 (unaudited)	258,816	$189,782,918	$(406,194)	$189,376,724	$13,752,321	$203,129,045

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.
(A Delaware Limited Partnership)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Nine Months Ended September 30,
	2013	2012
Cash flows from operating activities:
Net income	$12,854,085	$8,509,486
Adjustments to reconcile net income to net cash provided by operating activities:
Finance income, net of costs and fees	(2,376,272)	(602,414)
(Income) loss from investment in joint ventures	(995,090)	148,709
Depreciation	11,527,463	13,123,060
Credit loss	2,503,312	2,636,066
Interest expense from amortization of debt financing costs	653,099	743,362
Interest expense, other	304,356	287,623
Other income	-	(51,605)
(Gain) loss on derivative financial instruments	(4,055,497)	1,619,802
Changes in operating assets and liabilities:
Restricted cash	(2,844,046)	(3,942,556)
Other assets, net	85,430	(1,511,948)
Accrued expenses and other liabilities	1,885,104	579,342
Deferred revenue	(198,849)	(7,706)
Due to General Partner and affiliates	90,254	(268,082)
Distributions from joint ventures	614,158	-
Net cash provided by operating activities	20,047,507	21,263,139
Cash flows from investing activities:
Proceeds from sale of leased equipment	641,942	1,064,530
Principal received on finance leases	4,285,072	6,136,397
Investment in joint ventures	(7,977,988)	(117,500)
Distributions received from joint ventures in excess of profits	205,830	211,772
Investment in notes receivable	(16,702,698)	(50,575,955)
Principal received on notes receivable	5,570,670	17,289,686
Net cash used in investing activities	(13,977,172)	(25,991,070)
Cash flows from financing activities:
Repayment of non-recourse long-term debt	(15,066,876)	(16,025,343)
Proceeds from revolving line of credit, recourse	10,500,000	-
Investment by noncontrolling interest	-	137,500
Distributions to noncontrolling interests	(99,241)	(678,830)
Cash distributions to partners	(15,686,182)	(15,686,708)
Repurchase of limited partnership interests	(8,639)	(4,486)
Net cash used in financing activities	(20,360,938)	(32,257,867)
Net decrease in cash and cash equivalents	(14,290,603)	(36,985,798)
Cash and cash equivalents, beginning of period	18,719,517	48,783,509
Cash and cash equivalents, end of period	$4,428,914	$11,797,711

Supplemental disclosure of cash flow information:
Cash paid for interest	$7,596,492	$9,534,193

ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the sections entitled Dispositions During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or

•	Visiting www.sec.gov, or

•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.